Exhibit 21.1

LIST OF SUBSIDIARIES OF BGC PARTNERS, INC.

ENTITY NAMES	DOMESTIC JURISDICTION

AMEEFI SERVICES, INC.	DELAWARE

AQUA SECURITIES HOLDINGS, LLC	DELAWARE

AQUA SECURITIES, L.P.	DELAWARE

AQUA SOFTWARE, LLC	DELAWARE

AUREL BGC	FRANCE

BGC (SECURITIES) AUSTRALIA PTY LIMITED	AUSTRALIA

BGC ARGENTINA HOLDINGS I, L.P.	DELAWARE

BGC ARGENTINA HOLDINGS II, L.P.	DELAWARE

BGC ARGENTINA HOLDINGS, LLC	DELAWARE

BGC BRAZIL HOLDINGS LIMITADA	BRAZIL

BGC BRAZIL HOLDINGS, LLC	DELAWARE

BGC BROKERS GP LIMITED	ENGLAND

BGC BROKERS HOLDINGS, L.P.	DELAWARE

BGC BROKERS HOLDINGS, LLC	DELAWARE

BGC BROKERS INVESTMENT, L.P.	DELAWARE

BGC BROKERS L.P.	ENGLAND

BGC BROKERS US HOLDINGS, LLC	DELAWARE

BGC BROKERS US, L.P.	DELAWARE

BGC CANADA SECURITIES COMPANY	CANADA/NOVA SCOTIA

BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.	DELAWARE

BGC CANADA SECURITIES COMPANY HOLDINGS, LLC	DELAWARE

BGC CAPITAL MARKETS (HONG KONG) LIMITED	HONG KONG

BGC CAPITAL MARKETS (JAPAN) LLC	DELAWARE

BGC CAPITAL MARKETS (SWITZERLAND) LLC	DELAWARE

BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED	SOUTH KOREA

BGC CAPITAL MARKETS, L.P.	DELAWARE

BGC CAYMAN ISLANDS HOLDINGS I LIMITED	CAYMAN ISLANDS

BGC CHINA HOLDINGS, LLC	DELAWARE

BGC CHINA, L.P.	DELAWARE

BGC COMMERCIAL REAL ESTATE HOLDINGS, LLC	DELAWARE

BGC DERIVATIVE MARKETS HOLDINGS, LLC	DELAWARE

BGC DERIVATIVE MARKETS, L.P.	DELAWARE

BGC ENVIRONMENTAL BROKERAGE SERVICES HOLDINGS, LLC	DELAWARE

BGC ENVIRONMENTAL BROKERAGE SERVICES, L.P.	DELAWARE

BGC EPSILON FINANCING, LLC	DELAWARE

BGC EPSILON HOLDINGS, LLC	DELAWARE

BGC EUROPEAN GP LIMITED	ENGLAND

BGC EUROPEAN HOLDINGS, L.P.	ENGLAND

BGC FINANCIAL GROUP, INC.	DELAWARE

BGC FINANCIAL, L.P.	DELAWARE

BGC FRANCE HOLDINGS	FRANCE

BGC FUNDING SERVICES GP LIMITED	ENGLAND AND WALES

BGC FUNDING SERVICES LP	ENGLAND AND WALES

BGC GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS

BGC GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS

BGC GLOBAL LIMITED	ENGLAND

BGC GP LIMITED	ENGLAND

BGC GP, LLC	DELAWARE

BGC HOLDINGS (TURKEY), LLC	DELAWARE

BGC HOLDINGS II, LLC	DELAWARE

BGC HOLDINGS U.S., INC.	DELAWARE

BGC HOLDINGS, L.P.	DELAWARE

BGC HOLDINGS, LLC	DELAWARE

BGC INFORMATION HOLDINGS, LLC	DELAWARE

BGC INFORMATION, L.P.	DELAWARE

BGC INTERNATIONAL	ENGLAND

BGC INTERNATIONAL GP LIMITED	ENGLAND

BGC INTERNATIONAL HOLDINGS, L.P.	DELAWARE

BGC INTERNATIONAL, L.P.	ENGLAND

BGC MARKET DATA, L.P.	DELAWARE

BGC MEXICO R.E. HOLDINGS, LLC	DELAWARE

BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.	MEXICO

BGC NOTE ACQUISITION CO. HOLDINGS, LLC	DELAWARE

BGC NOTE ACQUISITION CO., L.P.	DELAWARE

BGC NOTES, LLC	NEW YORK

BGC PARTNERS (AUSTRALIA) PTY LIMITED	AUSTRALIA -New South Wales

BGC PARTNERS (SINGAPORE) LIMITED	SINGAPORE

BGC PARTNERS CIS LLC	MOSCOW, RUSSIA

BGC PARTNERS MENKUL DEGERLER A.S.	TURKEY

BGC PARTNERS, L.P.	DELAWARE

BGC RADIX ENERGY L.P.	DELAWARE

BGC REAL ESTATE OF ARIZONA, LLC	DELAWARE

BGC REAL ESTATE OF MICHIGAN, LLC	DELAWARE

BGC REAL ESTATE OF NEVADA, LLC	DELAWARE

BGC REAL ESTATE OF OHIO HOLDINGS, LLC	DELAWARE

BGC REAL ESTATE OF OHIO, L.P.	DELAWARE

BGC REAL ESTATE OF WASHINGTON, LLC	DELAWARE

BGC REAL ESTATE, LLC	DELAWARE

BGC SA FINANCIAL BROKERS (PTY) LIMITED	SOUTH AFRICA

BGC SECURITIES (HONG KONG) LLC	DELAWARE

BGC SECURITIES (SINGAPORE) LIMITED	SINGAPORE

BGC SECURITIES (SOUTH AFRICA) PTY LIMITED	SOUTH AFRICA

BGC SECURITIES SARL	SWITZERLAND (Nyon)

BGC SERVICES (HOLDINGS) LLP	ENGLAND

BGC SHOKEN KAISHA LIMITED	DELAWARE

BGC TECHNOLOGY (HONG KONG) HOLDINGS I, INC.	DELAWARE

BGC TECHNOLOGY (HONG KONG) HOLDINGS II, INC.	DELAWARE

BGC TECHNOLOGY (HONG KONG) LIMITED	HONG KONG

BGC TECHNOLOGY (JAPAN) LIMITED	JAPAN

BGC TECHNOLOGY A LIMITED	ENGLAND AND WALES

BGC TECHNOLOGY B LIMITED	ENGLAND AND WALES

BGC TECHNOLOGY BROKERAGE HOLDINGS, LLC	DELAWARE

BGC TECHNOLOGY BROKERAGE, L.P.	DELAWARE

BGC TECHNOLOGY ELX FUTURES HOLDINGS, L.P.	DELAWARE

BGC TECHNOLOGY ELX FUTURES HOLDINGS, LLC	DELAWARE

BGC TECHNOLOGY ELX HOLDINGS, L.P.	DELAWARE

BGC TECHNOLOGY ELX HOLDINGS, LLC	DELAWARE

BGC TECHNOLOGY INTERNATIONAL LIMITED	ENGLAND

BGC TECHNOLOGY MARKETS HOLDINGS, LLC	DELAWARE

BGC TECHNOLOGY MARKETS, L.P.	DELAWARE

BGC TECHNOLOGY SUPPORT SERVICES LIMITED	ENGLAND AND WALES

BGC TECHNOLOGY, LLC	DELAWARE

BGC TRADING HOLDINGS, LLC	DELAWARE

BGC URUGUAY HOLDINGS, LLC	DELAWARE

BGC USA HOLDINGS, LLC	DELAWARE

BGC USA, L.P.	DELAWARE

BGCANTOR MARKET DATA HOLDINGS, LLC	DELAWARE

BGCBI, LLC	DELAWARE

BGCCMHK HOLDINGS II, LLC	DELAWARE

BGCCMHK HOLDINGS, LLC	DELAWARE

BGCCMLP HOLDINGS, LLC	DELAWARE

BGCF HOLDINGS, LLC	DELAWARE

BGCIHLP, LLC	DELAWARE

BGCSHLLP HOLDINGS LIMITED	ENGLAND

CONVERGE TOWERS, LLC	DELAWARE

CREDITORS COLLECTIONS, LLC	DELAWARE

eAB HOLDINGS, LLC	DELAWARE

ECCO LLC	DELAWARE

ECCOWARE LIMITED	ENGLAND AND WALES

EIP HOLDINGS ACQUISITION, LLC	DELAWARE

EIP HOLDINGS, LLC	DELAWARE

ELX FUTURES HOLDINGS, LLC	DELAWARE

ELX FUTURES, L.P.	DELAWARE

EPSILON NETWORKS, LLC	DELAWARE

ESX CLEARING HOLDINGS, LLC	DELAWARE

ESX CLEARING, L.P.	DELAWARE

EURO BROKERS (SWITZERLAND) S.A.	SWITZERLAND

EURO BROKERS CANADA LIMITED	CANADA

EURO BROKERS HOLDINGS LTD	ENGLAND

EURO BROKERS MEXICO S.A. de C.V.	MEXICO

FHLP, LLC	DELAWARE

FREEDOM INTERNATIONAL BROKERAGE COMPANY	CANADA/NOVA SCOTIA

FREEDOM INTERNATIONAL HOLDING, L.P.	DELAWARE

G&E ACQUISITION COMPANY, LLC	DELAWARE

G&E APPRAISAL SERVICES, LLC	DELAWARE

G&E MANAGEMENT SERVICES, LLC	DELAWARE

G&E REAL ESTATE MANAGEMENT SERVICES, INC.	DELAWARE

G&E REAL ESTATE, INC.	DELAWARE

GINALFI FINANCE	PARIS, FRANCE

HOLDING DI SERVIZI FINANZIARI SRL	ITALY

ITSECCO HOLDINGS LIMITED	ENGLAND AND WALES

JADESTONE CONSULTANTS LIMITED	CYPRUS

LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.	BRAZIL

MINT BROKERS	NEW YORK

MINT BROKERS HOLDINGS I, LLC	DELAWARE

MINT BROKERS HOLDINGS II, LLC	DELAWARE

MIS BROKERS LIMITED	ENGLAND

MIS HOLDINGS, LLC	DELAWARE

MUNICIPAL PARTNERS LLC	DELAWARE

NEWMARK & COMPANY REAL ESTATE, INC.	NEW YORK

NEWMARK BUILDING SERVICES, LLC	NEW YORK

NEWMARK CONSTRUCTION SERVICES, L.L.C.	NEW YORK

NEWMARK INVESTOR I, LLC	DELAWARE

NEWMARK LI LLC	NEW YORK

NEWMARK MIDWEST REGION, LLC	ILLINOIS

NEWMARK OF CONNECTICUT LLC	CONNECTICUT

NEWMARK OF LONG ISLAND LLC	NEW YORK

NEWMARK OF MASSACHUSETTS LLC	MASSACHUSETTS

NEWMARK OF SOUTHERN CALIFORNIA	CALIFORNIA

NEWMARK OF WASHINGTON D.C. LLC	DISTRICT OF COLUMBIA

NEWMARK REAL ESTATE OF DALLAS, LLC	TEXAS

NEWMARK REAL ESTATE OF HOUSTON, LLC	TEXAS

NEWMARK REAL ESTATE OF MASSACHUSETTS, LLC	MASSACHUSETTS

NEWMARK REAL ESTATE OF NEW JERSEY, L.L.C.	NEW JERSEY

NEWMARK REAL ESTATE OF PRINCETON LLC	NEW JERSEY

NEWMARK RETAIL PARTNERS LLC	NEW YORK

NEWMARK RETAIL, LLC	NEW YORK

NEWMARK SOUTHERN REGION, LLC	GEORGIA

NGA, LLC	GEORGIA

NGKF SECURITIES, LLC	DELAWARE

NNJ, L.L.C.	NEW JERSEY

NOC LLC	ILLINOIS

NOH, LLC	TEXAS

NRB, LLC	MASSACHUSETTS

NRED, LLC	TEXAS

NREP, LLC	NEW JERSEY

NWDC LLC	DISTRICT OF COLUMBIA

REXX INDEX, LLC	CONNECTICUT

ROSS PROPERTY SERVICES, INC.	COLORADO

ROSS REAL ESTATE, LTD.	COLORADO

RRE GENERAL, LLC	COLORADO

SCARP LIMITED	CAYMAN ISLANDS

SEMINOLE CAPITAL MARKETS, L.P.	DELAWARE

SEMINOLE FINANCIAL (EUROPE) LP	ENGLAND

SEMINOLE FINANCIAL LIMITED	ENGLAND

SMITH MACK & CO., INC.	PENNSYLVANIA

SMITH MACK HOLDINGS, INC.	PENNSYLVANIA

SMITH MACK PROPERTY MANAGEMENT CO., INC.	PENNSYLVANIA

STERLING BROKERS LIMITED	ENGLAND

TOWER BRIDGE GP LIMITED	ENGLAND

TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, L.P.	DELAWARE

TOWER BRIDGE INTERNATIONAL SERVICES HOLDINGS, LLC	DELAWARE

TOWER BRIDGE INTERNATIONAL SERVICES L.P.	ENGLAND

TP HOLDINGS, LLC	DELAWARE

TRADESOFT TECHNOLOGIES, INC.	DELAWARE

TRADESPARK, L.P.	DELAWARE

TREASURYCONNECT LLC	DELAWARE